UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.
(DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Statement of cash flows	23

Financial highlights	24

Notes to financial statements	25

Report of independent registered public accounting firm	36

Board approval of management and subadvisory agreements	38

Additional information	45

Annual chief executive officer and principal financial officer certifications	51

Other shareholder communications regarding accounting matters	52

Dividend reinvestment plan	53

Important tax information	55

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 37.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

Western Asset Mortgage Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound.

According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range

IV	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary (cont’d)

between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). For most of the period, the Fund invested in MBS directly, and indirectly through a separate investment in a public-private investment fund (“PPIF”) (the “Master Fund”) formed in connection with the Legacy Securities Public-Private Investment Program (“PPIP”) established by the U.S. Department of the Treasury (the “Treasury”).

Western Asset Management Company (“Western Asset”), the Master Fund’s investment adviser and the Fund’s subadviser, advised the Fund that the Master Fund’s investment period, which could have extended to November 5, 2012, ended effective July 15, 2012, and that an orderly winding down of the Master Fund would be undertaken, pursuant to an agreement with the Treasury. Western Asset advised the Fund that it would continue to seek to maximize the value of the Master Fund’s assets, begin to return capital to investors, manage dispositions prudently and implemented a prudent winding down of the Master Fund. Most proceeds from the Master Fund were invested directly in MBS.

At Western Asset we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals who have day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments are Stephen A. Walsh and Paul Jablansky.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-durationi Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Fund overview (cont’d)

yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%. All told, the Barclays U.S. Aggregate Indexiii returned 4.22% for the twelve months ended December 31, 2012.

Agency MBS posted a positive return during the reporting period amid generally solid investor demand. During the twelve months ended December 31, 2012, the overall agency MBS market, as measured by the Barclays U.S. Mortgage Backed Securities Indexiv, returned 2.59%. RMBS generated superior results, with the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexv returning 18.36%. RMBS was supported by improved liquidity given overall robust demand and signs that the housing market was turning the corner. Additionally, technicals were positive, with negative net supply and investors adding to the sector as they looked to generate incremental yield in the low interest rate environment. As was the case in 2011, CMBS generated strong results during the twelve months ended December 31, 2012, with the Barclays CMBS Indexvi returning 9.66%. CMBS also benefited from overall robust demand.

Q. How did we respond to these changing market conditions?

A. We made several adjustments to the Fund’s portfolio during the reporting period. From January 1, 2012 through July 15, 2012, the Fund accessed the RMBS market indirectly through a separate investment in the PPIP. The Fund invested a significant portion of its assets available for investment, alongside the Treasury, in the Master Fund that was organized to invest directly in MBS and other assets eligible for purchase under the PPIP.

As previously discussed, effective July 15, 2012, an orderly winding down of the Master Fund was undertaken, pursuant to an agreement with the Treasury. The Fund continued to access the RMBS market indirectly through the Master Fund from July 15, 2012 through November 2012, albeit to a lesser and lesser extent, given the winding down of the Master Fund. From July 15, 2012 through the end of November, we received cash from the Master Fund investment and those proceeds were used to purchase a variety of fixed-income securities, primarily RMBS. In December 2012, the allocation to the Master Fund was completely wound down.

Looking at the twelve-month reporting period as a whole, within the non-agency MBS sector, we reduced our prime mortgage exposure and increased our allocations to subprime mortgages and option adjustable-rate mortgages (“ARMs”). Elsewhere, we initiated a small position in high-yield corporate bonds and modestly pared our allocation to CMBS.

During the reporting period, we utilized leverage in the Fund. When the reporting period began, the Fund’s leverage as a percentage of gross assets was roughly 21%. The Fund’s use of leverage declined given the unwinding of its investment in PPIP, and was then somewhat increased as

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	3

the reporting period progressed. At the end of the period, approximately 11% of the Fund’s gross assets were levered. The use of leverage was beneficial to the Fund’s absolute performance during the period.

Performance review

For the twelve months ended December 31, 2012, Western Asset Mortgage Defined Opportunity Fund Inc. returned 42.32% based on its net asset value (“NAV”)vii and 40.09% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index, returned 18.36% for the same period. The Lipper U.S. Mortgage Closed-End Funds Category Averageviii returned 18.61% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $2.88 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2012

Price Per Share	12-Month Total Return*
$23.88 (NAV)	42.32%†
$24.21 (Market Price)	40.09%‡

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡  Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to the Fund’s performance during the reporting period were its allocations to subprime, Alt-A and option ARM non-agency RMBS. Other contributors to performance were our allocations to CMBS and high-yield bonds.

Q. What were the leading detractors from performance?

A. There were no meaningful detractors to the Fund’s absolute performance during the reporting period. That being said, the Fund’s cash position added minimal value during the period given extremely low interest rates. Had that cash been invested in the marketplace, it may have helped to further enhance the Fund’s absolute return over the twelve month period.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Fund overview (cont’d)

can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Mortgage Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	5

i

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

v

The BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

vi	The Barclays CMBS Index measures the performance of the commercial mortgage-backed securities market.
vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s direct investments and the exposure to these markets that the Fund receives through its investment in the RLJ Western Asset Public/Private Master Fund, LP as of December 31, 2012 and December 31, 2011. This bar graph does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	7

Spread duration (unaudited)

Economic Exposure — December 31, 2012

Total Spread Duration

DMO	— 3.99 years
Benchmark	— 4.58 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
IG	— Investment Grade
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
MBS	— Mortgage-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2012

Total Effective Duration

DMO	— 2.46 years
Benchmark	— 0.04 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
IG	— Investment Grade
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
MBS	— Mortgage-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	9

Schedule of investments

December 31, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities — 1.2%
Bayview Commercial Asset Trust, 2007-1 B1	0.880%	3/25/37	$ 730,302	$ 32,228	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.229%	4/25/20	9,711,466	653,382	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.675%	6/25/20	2,442,502	230,380	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.506%	8/25/20	7,987,417	661,470	(b)(c)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.544%	8/10/43	16,551,615	1,337,668	(a)(b)(c)
GS Mortgage Securities Corp., IO	2.168%	2/10/21	8,790,441	114,430	(a)(b)
Total Commercial Mortgage-Backed Securities (Cost — $2,691,238)				3,029,558
Residential Mortgage-Backed Securities — 101.8%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,406,679	1,067,041
Accredited Mortgage Loan Trust, 2003-3 A1	5.210%	1/25/34	1,725,852	1,648,622
American Home Mortgage Assets, 2005-2 2A1A	2.844%	1/25/36	1,180,557	751,997	(b)
American Home Mortgage Investment Trust, 2005-1 6A	2.510%	6/25/45	161,159	152,947	(b)(c)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.660%	9/25/35	445,983	269,284	(a)(b)(c)
American Home Mortgage Investment Trust, 2007-2 2A	1.010%	3/25/47	14,026,028	1,705,320	(b)
American Home Mortgage Investment Trust, 2007-A 4A	0.660%	7/25/46	596,076	187,150	(a)(b)
Argent Securities Inc., 2003-W8 M1	1.260%	12/25/33	1,393,148	1,334,429	(b)
Argent Securities Inc., 2006-M2 A2B	0.320%	9/25/36	3,286,643	1,203,549	(b)
Argent Securities Inc., 2006-M2 A2C	0.360%	9/25/36	2,906,930	1,070,944	(b)
Argent Securities Inc., 2006-M2 A2D	0.450%	9/25/36	767,225	286,428	(b)
Argent Securities Inc., 2006-M3 A2D	0.450%	10/25/36	3,416,228	1,260,916	(b)
ARM Trust, 2005-05 1A1	2.973%	9/25/35	404,494	303,381	(b)(c)
ARM Trust, 2005-07 2A21	2.871%	10/25/35	1,040,000	821,458	(b)(c)
ARM Trust, 2005-10 1A21	2.990%	1/25/36	588,976	463,782	(b)(c)
ARM Trust, 2005-12 5A1	0.460%	3/25/36	509,882	304,642	(b)
Asset-Backed Funding Certificates, 2005-HE1 M2	0.650%	3/25/35	3,114,312	2,266,533	(b)
Banc of America Funding Corp., 2004-B 6A1	2.681%	12/20/34	931,766	606,889	(b)
Banc of America Funding Corp., 2004-C 3A1	3.145%	12/20/34	1,297,490	1,157,315	(b)(c)
Banc of America Funding Corp., 2006-D 6A1	5.118%	5/20/36	2,298,721	1,809,276	(b)(c)
Banc of America Funding Corp., 2006-F 1A1	2.629%	7/20/36	1,121,495	1,051,721	(b)(c)
Banc of America Funding Corp., 2006-H 3A1	5.972%	9/20/46	282,567	204,751	(b)(c)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Banc of America Funding Corp., 2007-A 2A1	0.371%	2/20/47	$ 483,166	$ 395,108	(b)(c)
Banc of America Funding Corp., 2007-E CA9	6.022%	7/20/47	1,255,477	61,453	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.660%	4/28/39	3,490,000	3,372,457	(b)
Bayview Financial Acquisition Trust, 2007-A 2A	0.560%	5/28/37	2,318,857	1,332,427	(b)
Bayview Financial Asset Trust, 2007-SR1A M2	1.110%	3/25/37	3,625,349	2,283,970	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.360%	3/25/37	2,512,412	1,507,447	(a)(b)
BCAP LLC Trust, 2010-RR10 2A7	3.650%	12/27/34	5,054,762	3,146,774	(a)(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	243,288	241,351	(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.911%	4/25/35	270,982	226,595	(b)(c)
Bear Stearns Alt-A Trust, 2005-3 4A3	2.677%	4/25/35	540,458	472,910	(b)(c)
Bear Stearns Alt-A Trust, 2005-9 25A1	2.857%	11/25/35	653,123	501,909	(b)(c)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.953%	3/25/36	2,339,036	1,435,865	(b)(c)
Bear Stearns ARM Trust, 2005-1 2A1	2.927%	3/25/35	661,562	592,498	(b)(c)
Bear Stearns Asset Backed Securities Trust, 2003-SD2 1A	3.799%	6/25/43	103,350	102,835	(b)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.710%	9/25/34	212,306	176,790	(b)
Chase Mortgage Finance Corp., 2005-A2 1A5	2.808%	1/25/36	3,243,711	2,900,415	(b)(c)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	445,070	430,172	(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.500%	10/25/35	1,799,829	1,452,776	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-2A A1	0.390%	5/25/36	2,689,097	2,030,193	(a)(b)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.340%	4/25/47	348,306	206,903	(a)(b)(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.120%	12/25/35	483,681	309,714	(b)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	2.964%	7/25/36	870,319	474,778	(b)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	2.545%	3/25/37	683,316	365,445	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	3.021%	8/25/47	686,082	532,330	(b)(c)
Countrywide Alternative Loan Trust, 2004-J5 M1	0.810%	8/25/34	4,500,000	3,141,547	(b)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.691%	5/25/35	579,970	342,930	(b)(c)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.515%	8/25/35	4,028,707	2,796,704	(b)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.725%	8/25/35	3,238,687	2,458,814	(b)
Countrywide Alternative Loan Trust, 2005-3CB 1A6, IO	6.940%	3/25/35	1,359,608	302,677	(b)
Countrywide Alternative Loan Trust, 2005-7CB 1A3, IO	6.390%	4/25/35	3,964,731	683,623	(b)
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.710%	10/25/35	402,839	272,429	(b)(c)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	5.105%	5/25/36	1,250,296	822,825	(b)(c)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	230,928	170,458	(c)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	1,479,899	1,342,308	(c)
Countrywide Asset-Backed Certificates, 2005-13 3AV4	0.550%	4/25/36	814,320	628,248	(b)
Countrywide Home Loans, 2004-16 1A3A	0.970%	9/25/34	1,951,521	1,656,052	(b)
Countrywide Home Loans, 2005-11 6A1	0.510%	3/25/35	160,888	124,516	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	11

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Countrywide Home Loans, 2005-18 A7	18.948%	10/25/35	$ 70,993	$ 90,119	(b)(c)
Countrywide Home Loans, 2005-HYB9 1A1	2.628%	2/20/36	434,752	301,220	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.550%	6/25/35	2,135,287	1,456,853	(a)(b)
Countrywide Home Loans, 2006-HYB4 3B	4.913%	6/20/36	2,140,045	1,457,600	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.518%	11/25/34	468,970	314,439	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	0.530%	3/25/35	186,400	142,352	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.520%	3/25/35	432,719	322,298	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.510%	5/25/35	231,061	184,319	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	3.407%	2/20/36	417,517	294,699	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.768%	10/20/35	1,511,280	972,407	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-J2 3A10	48.293%	8/25/35	114,629	251,412	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.570%	3/25/35	1,130,223	935,428	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	227,154	231,524	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.460%	3/25/36	833,567	640,240	(b)(c)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	1,032,365	891,909	(c)
Credit Suisse Mortgage Capital Certificates, 2006-8 2A1	5.500%	10/25/21	2,064,904	1,952,903	(c)
Credit Suisse Mortgage Capital Certificates, 2009-5R 2A3	6.038%	7/26/49	4,000,000	2,145,832	(a)(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.760%	3/25/33	2,741,697	2,040,675	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2004-CB2 M1	0.990%	7/25/33	766,603	643,683	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB4 M1	0.630%	8/25/35	2,000,000	1,580,642	(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	2,587,000	2,583,228	(a)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR2 3A1	2.858%	10/25/35	2,161,816	1,405,220	(b)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2006-AR1 2A1	3.134%	2/25/36	512,143	335,761	(b)(c)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2007-1 2A1	0.310%	8/25/37	$ 723,789	$ 542,089	(b)(c)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.234%	6/26/35	2,200,000	2,249,116	(a)(b)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.530%	3/19/45	964,651	353,226	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.420%	3/19/45	668,031	547,708	(b)(c)
DSLA Mortgage Loan Trust, 2005-AR4 2A1B	0.490%	8/19/45	4,667,486	2,176,425	(b)
EMC Mortgage Loan Trust, 2002-AA A1	0.680%	5/25/39	233,143	210,636	(a)(b)
Federal National Mortgage Association (FNMA), 2012-134, IO	5.940%	12/25/42	7,460,424	2,273,476	(b)
First Horizon Alternative Mortgage Securities, 2005-AA6 3A1	2.552%	8/25/35	1,765,048	1,491,140	(b)(c)
First Horizon Alternative Mortgage Securities, 2006-FA6 2A1	6.250%	11/25/36	297,988	235,122	(c)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.580%	2/25/37	632,148	389,563	(b)(c)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.598%	10/25/35	1,023,762	909,217	(b)(c)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.470%	10/25/45	718,940	537,760	(b)(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.420%	4/25/36	2,376,882	1,527,634	(b)
GreenPoint Mortgage Funding Trust, 2006-AR6 A4	0.550%	10/25/46	6,501,690	1,930,622	(b)
GSAMP Trust, 2004-SEA2 M2	1.460%	3/25/34	6,200,000	4,069,649	(b)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	900,139	950,639	(a)(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.502%	6/25/34	355,508	325,928	(a)(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.670%	2/25/35	331,038	266,900	(a)(b)(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1A3	8.000%	1/25/35	205,480	220,173	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	143,689	156,575	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.560%	1/25/35	445,308	368,757	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.560%	9/25/35	1,092,455	919,452	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	790,564	797,828	(a)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	147,392	152,035	(a)
GSR Mortgage Loan Trust, 2005-3F 1A15	23.056%	3/25/35	71,127	79,183	(b)(c)
GSR Mortgage Loan Trust, 2005-AR4 2A1	3.087%	7/25/35	607,273	476,036	(b)(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.017%	10/25/35	249,020	227,256	(b)(c)
GSR Mortgage Loan Trust, 2006-09F 5A2, IO	6.340%	10/25/36	1,447,145	342,282	(b)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.440%	1/25/37	2,276,607	652,209	(b)
Harborview Mortgage Loan Trust, 2006-02	3.001%	2/25/36	85,330	57,150	(b)(c)
Harborview Mortgage Loan Trust, 2006-3 3A	5.528%	6/19/36	1,755,961	1,250,756	(b)(c)
Homestar Mortgage Acceptance Corp., 2004-1 M1	0.740%	3/25/34	2,668,018	1,545,402	(b)
Homestar Mortgage Acceptance Corp., 2004-6 M4	1.410%	1/25/35	2,448,000	1,513,635	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	13

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	5.221%	1/25/37	$ 566,448	$ 450,674	(b)(c)
IMPAC Secured Assets Corp., 2004-4 M1	0.720%	2/25/35	2,340,000	1,600,487	(b)
IMPAC Secured Assets Corp., 2007-1 A2	0.370%	3/25/37	1,039,873	778,742	(b)(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.470%	3/25/31	126,158	94,462	(b)
Indymac Inda Mortgage Loan Trust, 2005-AR2 1A1	2.564%	1/25/36	247,518	222,709	(b)(c)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.562%	1/25/35	181,500	158,117	(b)(c)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.830%	6/25/34	1,894,350	1,721,723	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.789%	9/25/35	204,369	182,764	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 3A1	2.939%	5/25/36	778,951	535,647	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	4.630%	5/25/36	713,089	477,346	(b)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	4.897%	6/25/36	1,159,421	1,069,163	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	2.964%	6/25/36	718,526	469,908	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	2.990%	9/25/36	2,770,185	1,385,177	(b)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	2.973%	5/25/37	3,413,350	2,261,996	(b)(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.712%	8/25/37	452,555	349,583	(b)(c)
Indymac Index Mortgage Loan Trust, 2007-AR7 1A1	3.248%	11/25/37	50,266	44,313	(b)(c)
Jefferies & Co., 2009-R2 5A	3.493%	1/26/36	1,821,467	1,670,849	(a)(b)
Jefferies & Co., 2009-R3 2A2	3.102%	11/26/34	4,040,045	2,504,828	(a)(b)(c)(d)
Jefferies & Co., 2009-R6 6A2	2.657%	10/26/35	2,981,788	1,809,981	(a)(b)(c)
JP Morgan Mortgage Trust, 2005-A6 3A3	3.110%	9/25/35	1,100,000	903,044	(b)(c)
JPMorgan Alternative Loan Trust, 2006-A4 A7, IO	6.300%	9/25/36	1,150,000	579,432	(b)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,482,453	872,596	(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	5.650%	3/25/37	1,032,137	706,129	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,784,696	1,696,022	(c)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	304,664	281,302	(c)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	110,702	100,617	(c)
Lehman Mortgage Trust, 2006-3 2A1	0.570%	7/25/36	5,234,214	1,997,630	(b)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.930%	7/25/36	5,910,220	1,582,249	(b)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.420%	2/25/37	12,848,911	4,094,787	(b)
Lehman XS Trust, 2005-9N 1A1	0.480%	2/25/36	1,941,950	1,444,909	(b)(c)
Lehman XS Trust, 2006-14N 1A1B	0.420%	9/25/46	2,721,540	1,733,634	(b)
Lehman XS Trust, 2006-14N 3A2	0.330%	8/25/36	420,860	257,134	(b)
Lehman XS Trust, 2006-19 A4	0.380%	12/25/36	1,802,414	1,069,393	(b)
Lehman XS Trust, 2007-4N 1A2A	0.370%	3/25/47	5,039,133	2,855,218	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	3.337%	10/25/34	275,967	249,866	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.630%	11/21/34	600,000	623,778	(b)(c)

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.434%	12/25/34	$ 135,101	$ 127,879	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.420%	4/25/46	498,427	344,190	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	3.410%	2/25/36	207,554	194,953	(b)(c)
MASTR Alternative Loans Trust, 2006-2 2A4, IO	6.940%	3/25/36	2,357,623	764,673	(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	1,208,360
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	1,243,778	1,255,829	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	320,981	327,009	(a)
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	21,210	19,648	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.125%	5/25/36	2,466,571	2,361,563	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.517%	2/25/35	650,000	643,798	(b)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	5.446%	3/25/36	130,829	90,598	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	2.987%	8/25/34	783,069	747,398	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2005-5AR 4A1	5.258%	9/25/35	3,739,811	2,712,752	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1A1	0.490%	2/25/36	4,675,087	2,946,967	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1AX, IO	3.827%	2/25/36	17,732,326	2,398,457	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.470%	3/25/36	2,589,078	1,583,950	(b)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.280%	6/25/36	409,849	192,642	(b)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	4.741%	11/25/37	2,437,114	1,670,118	(b)(c)
New Century Home Equity Loan Trust, 2005-C M1	0.640%	12/25/35	5,000,000	2,001,877	(b)
New York Mortgage Trust, 2005-3 M1	0.660%	2/25/36	1,967,929	1,456,083	(b)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.826%	8/26/34	2,900,000	2,010,180	(a)(b)
Opteum Mortgage Acceptance Corp., 2005-1 M3	0.780%	2/25/35	1,690,000	1,099,935	(b)
Option One Mortgage Loan Trust, 2001-4 A	0.810%	1/25/32	12,728	12,504	(b)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	1,528,477	1,465,634	(a)(c)
RAAC Series, 2006-RP3 A	0.480%	5/25/36	1,023,851	837,938	(a)(b)
RAAC Series, 2007-RP2 A	0.560%	2/25/46	501,186	380,288	(a)(b)
RAAC Series, 2007-RP3 A	0.590%	10/25/46	1,536,464	976,173	(a)(b)
Renaissance Home Equity Loan Trust, 2002-3 A	0.970%	12/25/32	2,542,120	1,759,543	(b)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.450%	8/25/36	800,000	424,622	(b)
Residential Accredit Loans Inc., 2006-QA1 A11	3.491%	1/25/36	1,024,676	694,787	(b)(c)
Residential Accredit Loans Inc., 2006-QA1 A31	6.019%	1/25/36	2,973,776	2,016,153	(b)(c)
Residential Accredit Loans Inc., 2006-QA10 A2	0.390%	12/25/36	1,336,400	869,094	(b)
Residential Accredit Loans Inc., 2006-QA4 A	0.390%	5/25/36	680,654	463,478	(b)(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.470%	4/25/46	1,950,516	922,328	(b)
Residential Accredit Loans Inc., 2006-QO3 A3	0.540%	4/25/46	2,730,255	1,291,207	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	15

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Residential Accredit Loans Inc., 2007-QA2 A1	0.340%	2/25/37	$ 763,586	$ 530,807	(b)(c)
Residential Accredit Loans Inc., Series 2006-Q03, Class A1	0.420%	4/25/46	3,759,777	1,777,700	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	1,596,234	1,666,596
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	156,590	157,615
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	408,597	431,294
Residential Asset Securitization Trust, 2005-A05 A1	0.510%	5/25/35	444,798	429,583	(b)(c)
Residential Asset Securitization Trust, 2005-A13 1A3	0.680%	10/25/35	354,814	243,006	(b)(c)
Residential Asset Securitization Trust, 2006-A1 1A6	0.710%	4/25/36	3,567,214	2,238,903	(b)
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.290%	4/25/36	2,459,220	496,922	(b)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	654,938	581,455	(c)
Residential Funding Mortgage Securities I	3.108%	8/25/35	5,445,618	3,941,114	(b)
Residential Funding Mortgage Securities I, 2006-SA2 4A1	5.891%	8/25/36	1,038,648	924,522	(b)(c)
Residential Funding Mortgage Securities II Inc., 2004-HS1 AI6	3.640%	3/25/34	623,205	597,252	(b)(c)
Residential Funding Securities LLC, 2003-RP2 A1	0.660%	6/25/33	34,052	32,958	(a)(b)
Soundview Home Loan Trust, 2006-EQ1 A3	0.370%	10/25/36	3,260,399	2,507,284	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2007-1 2A3	5.130%	2/25/37	1,651,566	1,079,687	(b)
Structured ARM Loan Trust, 2004-07 A3	0.945%	6/25/34	254,848	221,596	(b)(c)
Structured ARM Loan Trust, 2004-16 1A2	2.823%	11/25/34	876,027	809,768	(b)(c)
Structured ARM Loan Trust, 2004-18 1A2	2.809%	12/25/34	901,511	777,099	(b)(c)
Structured ARM Loan Trust, 2005-01 1A1	2.857%	2/25/35	1,898,528	1,586,451	(b)(c)
Structured ARM Loan Trust, 2005-04 1A1	2.847%	3/25/35	385,610	300,250	(b)(c)
Structured ARM Loan Trust, 2005-04 3A1	2.786%	3/25/35	144,375	134,172	(b)(c)
Structured ARM Loan Trust, 2005-04 5A	4.884%	3/25/35	628,052	567,020	(b)(c)
Structured ARM Loan Trust, 2005-07 1A3	2.793%	4/25/35	201,107	180,116	(b)(c)
Structured ARM Loan Trust, 2005-12 3A1	2.651%	6/25/35	241,371	213,601	(b)(c)
Structured ARM Loan Trust, 2005-15 1A1	2.713%	7/25/35	503,161	367,395	(b)(c)
Structured ARM Loan Trust, 2005-20 4A2	5.401%	10/25/35	3,408,831	746,159	(b)
Structured ARM Loan Trust, 2005-22 1A4	2.662%	12/25/35	2,121,735	1,264,062	(b)
Structured ARM Loan Trust, 2006-4 4A1	5.158%	5/25/36	726,309	531,392	(b)(c)
Structured ARM Loan Trust, 2006-8 3A5	4.919%	9/25/36	2,423,508	1,759,057	(b)(c)
Structured ARM Loan Trust, 2007-5 2A2	5.035%	6/25/37	1,246,140	686,753	(b)
Structured ARM Loan Trust, 2007-7 1A1	0.510%	8/25/37	2,383,670	1,698,347	(b)

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Structured Asset Investment Loan Trust, 2003-BC10 A4	1.210%	10/25/33	$ 860,000	$ 761,738	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.430%	5/25/46	878,837	423,815	(b)
Structured Asset Mortgage Investments Inc., 2007-AR4 A3	0.430%	9/25/47	7,300,000	4,094,909	(b)
Structured Asset Securities Corp., 1999-RF1 A	6.784%	10/15/28	1,130,075	1,085,114	(a)(b)
Structured Asset Securities Corp., 2003-37A 3A7	2.764%	12/25/33	827,642	826,633	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.610%	9/25/33	353,410	322,155	(a)(b)(c)
Structured Asset Securities Corp., 2005-2XS 1A5B	4.650%	2/25/35	1,822,231	1,871,079	(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	888,597	889,841	(c)
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	500,000	498,470	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.560%	3/25/35	131,577	107,435	(a)(b)(c)
Structured Asset Securities Corp., 2005-RF2 A	0.560%	4/25/35	126,223	104,074	(a)(b)
Structured Asset Securities Corp., 2006-GEL3 A2	0.440%	7/25/36	1,704,445	1,650,742	(a)(b)(c)
Structured Asset Securities Corp., 2006-RF3 1A1	6.000%	10/25/36	2,159,815	2,146,295	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.152%	9/25/37	1,022,403	1,022,532	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	3.032%	10/20/35	107,255	103,772	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A3	3.032%	10/20/35	1,449,940	1,285,477	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A2	0.390%	1/25/37	933,889	559,658	(b)(c)
WaMu Alternative Mortgage Pass-Through Certificates, 2007-3 A9, IO	6.450%	4/25/37	7,673,989	2,333,211	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR10 A3	0.800%	7/25/44	152,922	139,788	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-09 5A4	34.396%	11/25/35	202,671	354,897	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-10 2A3	1.110%	11/25/35	387,225	246,883	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A5	2.458%	5/25/35	898,032	893,045	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A6	2.458%	5/25/35	550,000	499,459	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.700%	10/25/45	647,572	496,504	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR14 1A1	2.537%	12/25/35	55,961	55,880	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 A1	0.310%	12/25/36	852,525	516,233	(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR16 2A2	4.991%	12/25/36	652,732	514,574	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	2.687%	2/25/37	1,689,402	1,356,002	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	17

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.505%	3/25/37	$1,363,017	$ 994,211	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.759%	3/25/37	261,095	232,460	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY6 1A1	2.467%	6/25/37	3,695,117	2,896,683	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.779%	7/25/37	278,421	204,489	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 3A1	4.901%	7/25/37	490,800	391,855	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	2.261%	3/25/47	337,122	252,852	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.936%	4/25/47	1,652,382	1,240,627	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.976%	7/25/47	3,936,774	3,133,247	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.699%	4/25/36	90,133	83,435	(b)(c)
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	3.090%	9/27/35	1,800,000	1,510,609	(a)(b)(c)
Total Residential Mortgage-Backed Securities (Cost — $232,539,628)				252,834,399
Asset-Backed Securities — 6.7%
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	374,373	406,160	(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.936%	10/25/36	500,000	489,246	(a)
Greenpoint Manufactured Housing, 1999-2 A2	2.977%	3/18/29	2,500,000	2,142,683	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	440,000	430,591
Greenpoint Manufactured Housing, 1999-3 2A2	3.604%	6/19/29	1,175,000	1,030,569	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.708%	2/20/30	1,275,000	1,110,792	(b)
Greenpoint Manufactured Housing, 2000-4 A3	2.247%	8/21/31	25,000	21,688	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.709%	2/20/32	1,250,000	1,066,809	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.709%	3/13/32	1,500,000	1,259,918	(b)
Merit Securities Corp., 13 M2	7.888%	12/28/33	2,244,075	986,080
Origen Manufactured Housing, 2006-A A2	2.920%	10/15/37	2,700,000	1,782,000	(b)
Origen Manufactured Housing, 2007-A A2	2.630%	4/15/37	3,474,397	2,258,358	(b)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.400%	7/25/42	3,500,000	3,080,000	(b)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	95,794	99,460	(b)
Vanderbilt Mortgage Finance, 2001-B B2	8.170%	9/7/31	381,581	378,105	(b)
Total Asset-Backed Securities (Cost — $15,594,309)				16,542,459

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 2.4%
Consumer Discretionary — 1.3%
Household Durables — 1.3%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	$3,000,000	$ 3,135,000	(a)
Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	480,000	553,323	(a)
Financials — 0.4%
Diversified Financial Services — 0.4%
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,000,000	1,060,000	(a)
Industrials — 0.5%
Airlines — 0.1%
Air 2 US, Notes	8.027%	10/1/19	204,804	210,948	(a)
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/22	1,000,000	1,051,250
Total Industrials				1,262,198
Total Corporate Bonds & Notes (Cost — $5,717,459)				6,010,521
Total Investments before Short-Term Investments (Cost — $256,542,634)				278,416,937
Short-Term Investments — 3.4%
Repurchase Agreements — 3.4%
Barclays Capital Inc. repurchase agreement dated 12/31/12; Proceeds at maturity — $6,700,060; (Fully collateralized by U.S. government obligations, 0.250% due 9/15/15; Market Value — $6,834,435)	0.160%	1/2/13	6,700,000	6,700,000
State Street Bank & Trust Co. repurchase agreement dated 12/31/12; Proceeds at maturity — $1,685,001; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market Value — $1,719,158)	0.010%	1/2/13	1,685,000	1,685,000
Total Short-Term Investments (Cost — $8,385,000)				8,385,000
Total Investments — 115.5% (Cost — $264,927,634#)				286,801,937
Liabilities in Excess of Other Assets — (15.5)%				(38,395,285)
Total Net Assets — 100.0%				$248,406,652

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	19

Western Asset Mortgage Defined Opportunity Fund Inc.

†            Face amount denominated in U.S. dollars, unless otherwise noted.

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)        Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)         All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(d)        Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#            Aggregate cost for federal income tax purposes is $257,010,462.

Abbreviations used in this schedule:

ARM    — Adjustable Rate Mortgage

IO                    — Interest Only

See Notes to Financial Statements.

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Statement of assets and liabilities

December 31, 2012

Assets:
Investments in securities, at value (Cost — $264,927,634)	$286,801,937
Cash	34,936
Interest receivable	1,040,812
Principal paydown receivable	350,522
Receivable for securities sold	61,326
Prepaid expenses	12,860
Total Assets	288,302,393

Liabilities:
Loan payable (Note 7)	30,000,000
Distributions payable	9,360,193
Investment management fee payable	232,221
Payable for securities purchased	20,018
Interest payable (Notes 3 and 7)	17,668
Directors’ fees payable	18
Accrued expenses	265,623
Total Liabilities	39,895,741
Total Net Assets	$248,406,652

Net Assets:
Par value ($0.001 par value; 10,400,215 shares issued and outstanding; 100,000,000 shares authorized)	$ 10,400
Paid-in capital in excess of par value	197,713,044
Undistributed net investment income	6,098,141
Accumulated net realized gain on investments	22,710,764
Net unrealized appreciation on investments	21,874,303
Total Net Assets	$248,406,652

Shares Outstanding	10,400,215

Net Asset Value	$23.88

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	21

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Income from PPIP Limited Partnership (Note 1)	$ 7,951,802
Interest	13,921,351
Total Investment Income	21,873,153

Expenses:
Investment management fee (Note 2)	3,182,251
Interest expense (Notes 3 and 7)	556,900
Legal fees	263,058
Audit and tax	184,500
Directors’ fees	44,472
Shareholder reports	36,406
Commitment fees (Note 7)	34,146
Transfer agent fees	28,708
Fund accounting fees	21,619
Stock exchange listing fees	21,341
Insurance	5,894
Custody fees	2,966
Miscellaneous expenses	11,421
Total Expenses	4,393,682
Net Investment Income	17,479,471

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	6,573,142
Investment in PPIP Limited Partnership	11,282,436
Net Realized Gain	17,855,578

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	30,867,481
Investment in PPIP Limited Partnership	14,380,617
Change in Net Unrealized Appreciation (Depreciation) from Investments	45,248,098
Net Gain on Investments	63,103,676
Increase in Net Assets from Operations	$80,583,147

See Notes to Financial Statements.

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Statements of changes in net assets

For the years ended December 31,	2012	2011

Operations:
Net investment income	$ 17,479,471	$ 22,964,805
Net realized gain	17,855,578	7,008,131
Change in net unrealized appreciation (depreciation)	45,248,098	(40,922,346)
Increase (Decrease) in Net Assets From Operations	80,583,147	(10,949,410)

Distributions to Shareholders From (Note 1):
Net investment income	(18,704,831)	(19,914,163)
Net realized gains	(11,206,447)	—
Decrease in Net Assets From Distributions to Shareholders	(29,911,278)	(19,914,163)

Fund Share Transactions:
Reinvestment of distributions (20,858 and 15,130 shares issued, respectively)	445,990	318,174
Increase in Net Assets From Fund Share Transactions	445,990	318,174
Increase (Decrease) in Net Assets	51,117,859	(30,545,399)

Net Assets:
Beginning of year	197,288,793	227,834,192
End of year*	$248,406,652	$197,288,793
* Includes undistributed net investment income of:	$6,098,141	$10,781,139

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	23

Statement of cash flows

For the Year Ended December 31, 2012

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 80,583,147
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(121,984,317)
Proceeds from sales of purchased securities	154,369,680
Net purchases, sales and maturities of short-term investments	(4,336,000)
Net amortization of premium (accretion of discount)	(1,079,979)
Increase in receivable for securities sold	(61,326)
Increase in interest receivable	(128,400)
Increase in prepaid expenses	(145)
Increase in receivable from principal paydown	(323,132)
Increase in payable for securities purchased	20,018
Decrease in investment management fee payable	(39,142)
Decrease in Directors’ fees payable	(420)
Decrease in interest payable	(79,863)
Decrease in accrued expenses	(245,273)
Net realized gain on investments	(6,573,142)
Net realized gain on investment in PPIP Limited Partnership	(11,282,436)
Change in unrealized appreciation of investments	(30,867,481)
Change in unrealized appreciation of PPIP Limited Partnership	(14,380,617)
Net Cash Provided by Operating Activities*	43,591,172

Cash Flows from Financing Activities:
Distributions paid on common stock	(22,180,966)
Increase in loan payable	30,000,000
Decrease in payable for reverse repurchase agreements	(51,375,848)
Net Cash Used in Financing Activities	(43,556,814)
Net Increase in Cash	34,358
Cash at Beginning of Year	578
Cash at End of Year	$ 34,936

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 445,990

*  Included in operating expenses is cash of $636,763 paid for interest on borrowings.

See Notes to Financial Statements.

24	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012	2011	2010[1]

Net asset value, beginning of year	$19.01	$21.98	$19.06 [2]

Income (loss) from operations:
Net investment income	1.68	2.21	1.77
Net realized and unrealized gain (loss)	6.07	(3.26)	2.27
Total income (loss) from operations	7.75	(1.05)	4.04

Less distributions from:
Net investment income	(1.80)	(1.92)	(1.12)
Net realized gains	(1.08)	—	—
Total distributions	(2.88)	(1.92)	(1.12)

Net asset value, end of year	$23.88	$19.01	$21.98

Market price, end of year	$24.21	$19.61	$21.60
Total return, based on NAV[3,4]	42.32%	(5.07)%	21.81%
Total return, based on Market Price[5]	40.09%	(0.35)%	14.08%
Net assets, end of year (000s)	$248,407	$197,289	$227,834

Ratios to average net assets:
Gross expenses[6]	1.89%	2.24%	2.04%[7]
Net expenses[6,8]	1.89	2.24	2.04 [7]
Net investment income	7.53	10.29	10.27 [7]

Portfolio turnover rate	46%	13%	18%
Loans Outstanding, End of Period (000s)	$30,000	—	—
Asset Coverage for Loan Outstanding	927%	—	—
Weighted Average Loan (000s)	$32,720	—	—
Weighted Average Interest Rate on Loans	1.08%	—	—

1              For the period February 24, 2010 (commencement of operations) to December 31, 2010.

2              Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

3              Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4              The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6              Does not include expenses of PPIP Limited Partnership in which the Fund invests (Note 4).

7              Annualized.

8              The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009, and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022. The Fund invests at least 80% of its Managed Assets (total assets of the Fund plus any leverage (defined below)).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	27

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Commercial mortgage-backed securities	—	$ 3,029,558	—	$ 3,029,558
Residential mortgage-backed securities	—	252,834,399	—	252,834,399
Asset-backed securities	—	16,542,459	—	16,542,459
Corporate bonds & notes	—	6,010,521	—	6,010,521
Total long-term investments	—	$278,416,937	—	$278,416,937
Short-term investments†	—	8,385,000	—	8,385,000
Total investments	—	$286,801,937	—	$286,801,937

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	PPIP Limited Partnership
Balance as of December 31, 2011	$ 69,367,168
Realized gain (loss)	11,282,436
Change in unrealized appreciation (depreciation)[1]	14,380,617
Purchases	—
Sales	(95,030,221)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2012	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1         This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy.

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) PPIP investment. On March 23, 2009, the Treasury, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve (the “Federal Reserve”), announced the creation of PPIP. PPIP calls for the creation of public private investment funds (“PPIP Limited Partnerships”), such as the Master Fund, through which privately raised capital and Treasury capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets are those assets determined by the Treasury, from time to time, to be eligible for investment by the Master Fund. Eligible Assets currently include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the Treasury).

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	29

The Feeder Fund and Master Fund are Delaware limited partnerships formed to provide certain qualified institutional investors with access to PPIP. The Feeder Fund will participate in PPIP by investing all or substantially all of its assets available for investment, alongside the Treasury, in the Master Fund. The Feeder Fund’s investment objective is to generate attractive returns for investors through long term opportunistic investments in PPIP Eligible Assets. The Master Fund has an investment objective that is consistent with that of the Feeder Fund. The Fund’s interests in the Feeder Fund will be substantially identical to those of the other investors in the Feeder Fund in all material respects except with respect to fees payable in connection with PPIP. Investors in the Fund pay a management fee on the Fund’s Managed Assets, which includes total assets attributable to the Fund’s direct investments and its indirect investment in the leveraged Master Fund. The Feeder Fund invests all of its assets in the Master Fund. The Master Fund invests directly in a portfolio of PPIP Eligible Assets and borrows from the Treasury through a senior secured term loan facility. Neither the Feeder Fund nor the Master Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act, and neither the Feeder Fund nor the Master Fund’s interests are registered under the Securities Act of 1933, as amended.

On March 12, 2010 the Fund made a subscription for an investment into the Feeder Fund of $68,000,000, $51,000,000 of which was immediately drawn and invested into the Feeder Fund. The Fund made additional investments into the Feeder Fund of $6,800,000, $5,440,000 and $4,760,000 on April 27, 2010, May 20, 2010 and July 6, 2010, respectively.

The Master Fund’s investment period, which could have extended to November 5, 2012, ended effective July 15, 2012.

On December 28, 2012, the Fund received its final distribution from the Feeder Fund and no longer has an ownership interest in the PPIP.

(e) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(f) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	31

against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

PPIP made distributions from net investment income to the Fund on a monthly basis. In the event that PPIP’s net investment income for the month exceeded its distribution, the difference was recorded on the Fund’s books as income and offset by an increase to the cost of the PPIP investment.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

32	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(3,457,638)	$3,457,638

(a)              Reclassifications are primarily due to differences between book and tax recognition of market discount and premiums on mortgage backed securities and the book vs. taxable income recognized from the PPIP limited partnership investment.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Western Asset is also the investment adviser to the Feeder Fund and the Master Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	33

the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.70% of the Fund’s daily Managed Assets that the subadviser allocates to Western Asset Limited to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$117,813,612	$4,170,705
Sales	152,371,495	1,998,185

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,282,039
Gross unrealized depreciation	(4,490,564)
Net unrealized appreciation	$29,791,475

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$17,395,019	1.65%	$51,375,848

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.27% to 1.80% during the year ended December 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $196,848.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2012, the Fund did not invest in any derivative instruments.

5. Distributions subsequent to December 31, 2012

On November 13, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.15 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to shareholders

34	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively.

On December 17, 2012, the Board declared a long-term capital gain distribution of $0.900 per share payable on January 25, 2013 to shareholders of record on December 28, 2012.

On February 14, 2013 the Board declared three distributions, each in the amount of $0.15 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013, respectively.

6. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $112,000,000. This agreement will terminate on March 14, 2013, but will renew everyday for a 270-day term unless notice to contrary is given to the Fund. The Fund pays a commitment fee up to an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. Interest expense related to the loan for the year ended December 31, 2012 was $360,052. For the year ended December 31, 2012, the Fund incurred commitment fees in the amount of $34,146. At December 31, 2012, the Fund had $30,000,000 of borrowings outstanding per the credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended December 31, 2012, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $45,883,142 and the weighted average interest rate was 1.08%.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$19,788,050	$19,914,163
Net long-term capital gains	10,123,228	—
Total taxable distributions	$29,911,278	$19,914,163

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report	35

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 9,543,051
Undistributed long-term capital gains — net	11,538,696
Total undistributed earnings	$21,081,747
Other book/tax temporary differences(a)	(190,014)
Unrealized appreciation (depreciation)(b)	29,791,475
Total accumulated earnings (losses) — net	$50,683,208

(a)              Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)             The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to differences between the book and tax recognition of market discount and premiums on mortgage backed securities.

36	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Mortgage Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Mortgage Defined Opportunity Fund Inc., including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended and the period from February 25, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Mortgage Defined Opportunity Fund Inc. as of December 31, 2012, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 21, 2013

Western Asset Mortgage Defined Opportunity Fund Inc.	37

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

38	Western Asset Mortgage Defined Opportunity Fund Inc.

Board approval of management and sub-advisory agreements

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Mortgage Defined Opportunity Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of Western Asset London helps to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative

Western Asset Mortgage Defined Opportunity Fund Inc.	39

functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case,

40	Western Asset Mortgage Defined Opportunity Fund Inc.

Board approval of management and sub-advisory agreements (cont’d)

will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all other leveraged U.S. mortgage closed-end funds, as classified by Lipper, regardless of asset size. The

Western Asset Mortgage Defined Opportunity Fund Inc.	41

Performance Universe consisted of ten funds for the 1-year period ended June 30, 2012. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2012 was ranked fourth among the funds in the Performance Universe for that period and was significantly better than the median performance for the Performance Universe. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms. The Board noted that the Fund’s limited performance record and the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also noted changes in the portfolio management team and portfolio management strategy during the 1-year period.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The

42	Western Asset Mortgage Defined Opportunity Fund Inc.

Board approval of management and sub-advisory agreements (cont’d)

Expense Group consisted of the Fund and five other leveraged U.S. mortgage closed-end funds, as classified by Lipper. The Expense Group funds had net common share assets ranging from $78.6 million to $498.2 million. One of the other funds in the Expense Group was larger than the Fund and four of the other funds were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked fifth among the six funds in the Expense Group. The Lipper Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) compared on the basis of common assets only was ranked sixth (last) and compared on the basis of both common and leveraged assets was ranked fifth among the funds in the Expense Group. The Fund’s actual total expenses, whether compared on the basis of common assets only or on the basis of both common and leveraged assets, were ranked fourth among the funds in the Expense Group. Each of the Fund’s expense components was worse than the Expense Group median for that expense component. The Manager expressed its belief that the Lipper Expense Information should be evaluated in light of the Fund’s performance relative to the Performance Universe. The Board noted that the small number of funds in the Expense Group and the Fund’s limited operating history made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board

Western Asset Mortgage Defined Opportunity Fund Inc.	43

considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager and the Sub-Advisory Fees for Western Asset London is paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 5% during the period covered by the analysis but remained at a level which the Board believed to be reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board in reaching the determination, however, considered the limited operating history and performance record of the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

44	Western Asset Mortgage Defined Opportunity Fund Inc.

Board approval of management and sub-advisory agreements (cont’d)

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Mortgage Defined Opportunity Fund Inc.	45

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

46	Western Asset Mortgage Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Western Asset Mortgage Defined Opportunity Fund Inc.	47

Independent Directors cont’d

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	161
Other board memberships held by Director	None

48	Western Asset Mortgage Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Mortgage Defined Opportunity Fund Inc.	49

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

50	Western Asset Mortgage Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†      Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1      The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2      Effective February 1, 2013, Ms. Kamerick became a Director.

3      Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Mortgage Defined Opportunity Fund Inc.	51

Annual chief executive officer and
principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

52	Western Asset Mortgage Defined Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Mortgage Defined Opportunity Fund Inc.	53

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

54	Western Asset Mortgage Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the amendment or supplement is to be effective. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Mortgage Defined Opportunity Fund Inc.	55

Important tax information (unaudited)

The Fund paid long term capital gain distributions of $ 0.0734 per share on September 28, 2012 to shareholders of record on September 21, 2012 and $ 0.90 per share on January 25, 2013 to shareholders of record on December 28, 2012.

The following information is applicable to non-U.S. resident shareholders:

The entire short term capital gain distribution of $ 0.1042 per share paid on September 28, 2012 to shareholders of record on September 21, 2012 represents Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset

Mortgage Defined Opportunity Fund Inc.

Directors	Western Asset Mortgage Defined Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eight Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Advisor, LLC	425 Lexington Avenue
Eileen A. Kamerick*		New York, NY 10017
Riordan Roett	Subadvisers
Jeswald W. Salacuse	Western Asset Management Company	New York Stock Exchange Symbol
	Western Asset Management Company Limited	DMO
Officers
R. Jay Gerken	Custodian
President and	State Street Bank and Trust Company
Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	5201 15th Avenue
Identity Theft Prevention Officer	Brooklyn, NY 11219
Robert I. Frenkel
Secretary and
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
5201 15th Avenue
Brooklyn, NY 11219

WASX013171 2/13 SR13-1869

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $90,000 in December 31, 2011 and $181,600 in December 31, 2012.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Mortgage Defined Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in December 31, 2011 and $3,700 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Mortgage Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Mortgage Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Mortgage Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Mortgage Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Mortgage Defined Opportunity Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  Western Asset Mortgage Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Mortgage Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transaction other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Paul Jablansky Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Co-portfolio manager of the fund; Western Asset Management Company - Head of Structured Products, since 2011; RBS Securities - Managing Director, Strategist, 2010-2011 Capital Management LLC - Chief Investment Officer, Co-Founder/Partner, 2009-2010; Banc of America Securities - Head of Structured Portfolios Group and Global Head of Principal Finance, 2003-2008

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	98 registered investment companies with $191.4 billion in total assets under management	229 Other pooled investment vehicles with $99.2 billion in assets under management*	718 Other accounts with $171.0 billion in total assets under management**

Paul Jablansky	3 registered investment companies with $1.2 billion in total assets under management	9 Other pooled investment vehicles with $4.5 billion in assets under management ***	21 Other accounts with $2.4 billion in total assets under management

*       Includes 5 accounts managed, totaling $0.8 billion, for which advisory fee is performance based.

**     Includes 67 accounts managed, totaling $16.5 billion, for which advisory fee is performance based.

***   Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	F
Paul Jablansky	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	March 1, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	March 1, 2013